CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002



          The undersigned, the Chief Executive Officer of FaithShares Trust
(the "Funds"), with respect to the Funds' Form N-CSR for the period ended July 31, 2010 as filed with the Securities and Exchan e Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowlede:

          1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.



Dated: October 12, 2010



                                                         /s/ J. Garrett Stevens
                                                         -----------------------
                                                         J. Garrett Stevens
                                                         Chief Executive Officer

CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

          The undersigned, the Treasurer of FaithShares Trust (the "Funds"), with respect to the Funds' Form N-CSR for the period ended July 31, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

          1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: October 12, 2010

                                                   /s/ Thompson S. Phillips, Jr.
                                                   -------------------------
                                                   Thompson S. Phillips, Jr.
                                                   Treasurer